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                                                                   EXHIBIT 10.10


                   SERIES J PREFERRED STOCK PURCHASE AGREEMENT
                  (122,500 Shares of Series J Preferred Stock)


                                 By and Between

                                CombiChem, Inc.,
                            a California corporation

                                       and

                                   STEVEN TEIG


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                                TABLE OF CONTENTS


                                                                                                  Page
                                                                                                  ----

1.  Sale of Preferred Shares......................................................................  1

2.  Closing.......................................................................................  1

3.  Representations and Warranties of the Company.................................................  1
    (a)      Organization and Standing; Articles and Bylaws.......................................  2
    (b)      Authorization........................................................................  2
    (c)      Validity of the Shares...............................................................  2

4.  Representations and Warranties of the Purchaser...............................................  2
    (a)      Authorization........................................................................  2
    (b)      Investment Intent....................................................................  2
    (c)      Reliance Upon the Purchaser's Representations........................................  2
    (d)      Restricted Securities................................................................  3
    (e)      Receipt of Information...............................................................  3
    (f)      Investment Experience................................................................  3
    (g)      Limitations on Disposition...........................................................  3
    (h)      Public Sale..........................................................................  4
    (i)      Legends..............................................................................  4

5.  Company Right Of First Refusal................................................................  4

6.  Market Stand-off Agreement....................................................................  4

7.  Miscellaneous.................................................................................  5
    (a)      Further Instruments and Actions......................................................  5
    (b)      Notices..............................................................................  5
    (c)      Governing Law........................................................................  5
    (d)      Successors and Assigns...............................................................  5
    (e)      Amendments and Waivers...............................................................  5
    (f)      Counsel to the Company...............................................................  5


EXHIBITS

Exhibit A   --   Consent of Spouse


                                       (i)


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                       PREFERRED STOCK PURCHASE AGREEMENT
                  (122,500 Shares of Series J Preferred Stock)



      THIS SERIES J PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of June 10, 1997 by and between CombiChem, Inc., a California corporation (the "Company"), and Steven Teig (the "Purchaser," which term includes his heirs, executors, guardians, successors and assigns).

      WHEREAS, the Company and the Purchaser are parties to that certain Stock Option Agreement dated December 1, 1995 (the "Option Agreement") pursuant to which the Company granted Purchaser an option to purchase up to 245,000 shares of the Company's Series J Preferred Stock at an option price of $0.10 per share; and

      WHEREAS, the Purchaser desires to purchase shares of the Company's Series J Preferred Stock pursuant to the Option Agreement.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

      1. Sale of Preferred Shares. Subject to the terms and conditions of this Agreement, the Purchaser hereby purchases, and the Company hereby sells to the Purchaser, One Hundred Twenty Two Thousand Five Hundred shares of the Company's Series J Preferred Stock (the "Shares") at a price of ten cents ($0.10) per share, for an aggregate sum of Twelve Thousand Two Hundred Fifty ($12,250) (the "Purchase Price").

      2. Closing. The purchase and sale of the Shares shall occur at the offices of the Company, on that date the Purchaser has conditionally delivered to the Company (i) Purchaser's signature on the Agreement's signature page offering to purchase the Shares, (ii) an executed Consent of Spouse attached hereto as Exhibit A and incorporated herein by reference and (iii) consideration equal to the Purchase Price in the form of cash (requiring a receipt signed by Company officer), or check and an authorized officer of the Company, after having confirmed that Purchaser has complied with the conditions precedent to execution, executes this Agreement on behalf of the Company (the "Closing"). Within ten business days of the Closing, the Company shall deliver to the Purchaser a share certificate dated the date of the Closing, registered in the name the Purchaser designates, representing the Shares purchased by the Purchaser pursuant to this Agreement.

      3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

            (a) Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the


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State of California, and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

            (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations under this Agreement and for the authorization, issuance, sale and delivery of the Shares and the common stock issuable upon conversion thereof (the "Underlying Common Shares") has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company and the Purchaser shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

            (c) Validity of the Shares. The Shares and the Underlying Common Shares will be validly issued, fully paid and nonassessable.

      4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) Authorization. The Purchaser has the requisite legal power and authority to enter into this Agreement and that this Agreement when executed shall constitute a valid and legally binding obligation of the Purchaser.

            (b) Investment Intent. This Agreement is made with the Purchaser in reliance upon his representation to the Company, which by his execution hereof he confirms, that the Shares have been acquired with his own funds for investment for an indefinite period for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Shares.

            (c) Reliance Upon the Purchaser's Representations. The Purchaser understands (i) that the Shares are not registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), and (ii) that the Shares are being issued to the Purchaser on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to
Section 4(2) thereof and/or Regulation D promulgated thereunder and the exemption from qualification provided by Section 25102(f) of the Law, and (iii) that the Company's reliance on such exemptions is predicated on the Purchaser's representations set forth herein. The Purchaser realizes that the basis for the exemptions may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention. These exemptions only exempt


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the issuance of the Shares to the Purchaser and not any sale or other disposition of the Shares or any interest therein by the Purchaser.

            (d) Restricted Securities. The Purchaser hereby confirms that the Purchaser has been informed that the Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. In addition, the Purchaser understands that any resale or transfer must comply with applicable state securities laws. Accordingly, the Purchaser hereby acknowledges that the Purchaser is prepared to hold the Shares for an indefinite period, and that the Purchaser is familiar with the provisions of Rule 144 of the Securities and Exchange Commission issued under the Securities Act, and is aware that Rule 144 is not presently available to exempt the sale of the Shares from the registration requirements of the Securities Act.

            (e) Receipt of Information. The Purchaser acknowledges that he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Purchaser or to which Purchaser had access.

            (f) Investment Experience. In connection with representations made herein, the Purchaser represents that he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of his investment and has been furnished with and has had access to all of the information he considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

            (g) Limitations on Disposition. The Purchaser agrees that in no event will he make a disposition of any of the Shares, unless and until (a) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) he shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) such disposition will not require registration of such Shares under the Securities Act, or (ii) that appropriate action necessary for compliance with the Securities Act has been taken, or (c) the Company shall have waived, expressly and in writing, its rights under clauses (a) and (b) of this subparagraph. The opinion shall also indicate that the disposition is exempt from, in compliance with, or qualified under all applicable state securities laws.


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            (h)   Public Sale. The Purchaser agrees not to make, without the prior written consent of the Company, any public offering or sale of the Shares, even if permitted to do so pursuant to Rule 144(k) promulgated under the Securities Act, until the earlier of (i) six months after the date on which the Company effects its initial registered public offering pursuant to the Securities Act or (ii) five years after the date of the Closing of this Agreement.

            (i) Legends. All certificates representing any shares of the Company subject to the provisions of this Agreement shall have endorsed thereon customary legends regarding:

                  (1) Restrictions on transfer under the Federal Securities Act of 1933.

                  (2)   Market Stand-off Agreement pursuant to Section 6 hereof.

                  (3) Right of First Refusal upon any resale of the Shares, pursuant to the Company's Bylaws and Section 5 hereof.

                  (4)   Any legend required by state securities laws.

      5. Company Right Of First Refusal. Any resale of the Shares shall be subject to the Right of First Refusal provisions set forth in Article VI of the Company's Bylaws. This right terminates upon the Company completing its initial public offering of stock.

      6.    Market Stand-off Agreement.

            (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for one hundred eighty (180) days from and after the effective date of such registration statement or such longer time as may be required by the Company's underwriters.

            (b) In the event any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common shares is effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 6 to the same extent the Shares are at such time covered by such provisions.

            (c) In order to enforce the limitations of this Section 6, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.


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            (d)   The obligation in this Section 6 shall not apply to a
registration relating solely to employee benefit plan shares or to a Rule 145 transaction registered on Form S-4.

      7.    Miscellaneous.

            (a) Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

            (b) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by advance written notice to the other party hereto.

            (c) Governing Law. This Agreement has been negotiated, executed and delivered in the State of California. The parties hereto agree that all questions pertaining to the validity and interpretation of this Agreement shall be determined in accordance with the laws of the State of California.

            (d) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, his heirs, executors, administrators, guardians, successors and assigns.

            (e) Amendments and Waivers. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous understandings, written or oral. This Agreement may only be amended with the written consent of the parties hereto, or the successors or assigns of the foregoing, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

            (f) Counsel to the Company. The Purchaser acknowledges and agrees that this Agreement has been prepared by Brobeck, Phleger & Harrison, counsel to the Company, which counsel has represented the interests of the Company and not those of the Purchaser with respect to the transactions documented by this Agreement. The Purchaser further acknowledges and agrees that the Purchaser has been provided the opportunity and encouraged to consult with counsel of the Purchaser's own choosing with respect to this Agreement. The Purchaser certifies and acknowledges that the Purchaser has carefully read all of the provisions of this Agreement and that the Purchaser fully understands and shall fully and faithfully comply with such provisions.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       COMPANY

                                       COMBICHEM, INC., a California corporation



                                       By: /s/ Vicente Anido
                                           -------------------------------------
                                           Vicente Anido, President and CEO

                             Address:  CombiChem, Inc.
                                       9050 Camino Santa Fe
                                       San Diego, CA 92121


                                       PURCHASER


                                       /s/ Steven Teig
                                       -----------------------------------------

                             Address:  904 Ramona Street
                                       -----------------------------------------
                                       Palo Alto, CA 94301
                                       -----------------------------------------

                                       -----------------------------------------



                               [SIGNATURE PAGE TO
                  SERIES J PREFERRED STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A

                                CONSENT OF SPOUSE


      I,___________________________________________________, spouse of_____________________________________, have read and approve the foregoing
Agreement. I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

      Dated: ______________, 1995



                                       -----------------------------------------
                                       (Signature)

      ________ I hereby represent that I do not currently have a spouse.




                                       -----------------------------------------
                                       (Printed Name)


                                       A-1